                                                                   EXHIBIT 99(E)

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                               /s/ RICHARD H. BROWN

                                          --------------------------------------
                                                     Richard H. Brown

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                              /s/ FRANK C. CARLUCCI

                                          --------------------------------------
                                                    Frank C. Carlucci

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                                /s/ GUSTAF DOUGLAS

                                          --------------------------------------
                                                      Gustaf Douglas

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                             /s/ M. KATHRYN EICKHOFF

                                          --------------------------------------
                                                   M. Kathryn Eickhoff

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                                  /s/ JAN EKBERG

                                          --------------------------------------
                                                        Jan Ekberg

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                               /s/ DARYL F. GRISHAM

                                          --------------------------------------
                                                     Daryl F. Grisham

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                                  /s/ SOREN GYLL

                                          --------------------------------------
                                                        Soren Gyll

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                              /s/ WILLIAM E. LAMOTHE

                                          --------------------------------------
                                                    William E. LaMothe

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                                 /s/ GORAN LINDEN

                                          --------------------------------------
                                                       Goran Linden

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                              /s/ BERTHOLD LINDQUIST

                                          --------------------------------------
                                                    Berthold Lindquist

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                                  /s/ OLOF LUND

                                          --------------------------------------
                                                        Olof Lund

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                            /s/ WILLIAM D. MULHOLLAND

                                          --------------------------------------
                                                  William D. Mulholland

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                              /s/ WILLIAM U. PARFET

                                          --------------------------------------
                                                    William U. Parfet

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                                 /s/ ULLA REINIUS

                                          --------------------------------------
                                                       Ulla Reinius

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 14, 1995                               /s/ BENGT SAMUELSSON

                                          --------------------------------------
                                                     Bengt Samuelsson

                           CONSENT OF A PERSON NAMED
                         AS ABOUT TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration Statement on Form S-4 of Pharmacia & Upjohn, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.

September 12, 1995                              /s/ JOHN L. ZABRISKIE,

                                          --------------------------------------
                                                 John L. Zabriskie, Ph.D.